UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2016

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 California Street, Suite 4600, Denver, Colorado 80202
1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5
(Address of principal executive offices, including Zip Code)
(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Attached as Exhibit 99.1 hereto is a recast of Item 1. Financial Statements updating the information originally included in the Quarterly Report on Form 10-Q for the three months ended March 31, 2016, of Molson Coors Brewing Company (the "Company"). In connection with the Company's Registration Statement on Form S-3, which was filed with the United States Securities and Exchange Commission on January 26, 2016, the Company is filing this Current Report on Form 8-K to present updated supplemental guarantor financial information under Rule 3-10 of Regulation S-X. The updated presentation of the supplemental guarantor information reflects the supplemental indentures dated May 13, 2016, which release Molson Coors Brewing Company (UK) Limited, our primary UK operating entity, Golden Acquisition and Molson Coors Holdings Limited as subsidiary guarantors of the Company's current and future debt securities, credit facilities and commercial paper program. Further details regarding the recast presentation are set forth in Note 17 to the recast unaudited condensed consolidated financial statements and is included in Exhibit 99.1. Other than the changes reflected in Note 17, no other revisions have been made to the unaudited condensed consolidated financial statements previously included in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2016.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit Number	Description
99.1	Item 1. Financial Statements of Molson Coors Brewing Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2016.
101.INS	XBRL Instance Document.*
101.SCH	XBRL Taxonomy Extension Schema Document.*
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.*
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.*
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.*
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.*
*
Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) the Unaudited Condensed Consolidated Statements of Operations for the three months ended March 31, 2016, and March 31, 2015, (ii) the Unaudited Condensed Consolidated Statements of Comprehensive Income (Loss) for the three months ended March 31, 2016, and March 31, 2015, (iii) the Unaudited Condensed Consolidated Balance Sheets as of March 31, 2016, and December 31, 2015, (iv) the Unaudited Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2016, and March 31, 2015, (v) the Notes to Unaudited Condensed Consolidated Financial Statements, and (vi) document and entity information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY
Date:	June 28, 2016	By:	/s/ BRIAN C. TABOLT Brian C. Tabolt Controller (Chief Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Item 1. Financial Statements of Molson Coors Brewing Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2016.
101.INS	XBRL Instance Document.*
101.SCH	XBRL Taxonomy Extension Schema Document.*
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.*
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.*
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.*
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.*
*
Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) the Unaudited Condensed Consolidated Statements of Operations for the three months ended March 31, 2016, and March 31, 2015, (ii) the Unaudited Condensed Consolidated Statements of Comprehensive Income (Loss) for the three months ended March 31, 2016, and March 31, 2015, (iii) the Unaudited Condensed Consolidated Balance Sheets as of March 31, 2016, and December 31, 2015, (iv) the Unaudited Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2016, and March 31, 2015, (v) the Notes to Unaudited Condensed Consolidated Financial Statements, and (vi) document and entity information.